Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies in his capacity as an officer of Mid-State Bancshares (the “Company”) that the Quarterly Report of the Company on Form 10-Q for the period ended June 30, 2003 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition of the Company at the end of such period and the results of operations of the Company for such period.

Date: August 13, 2003	/s/ James W. Lokey
James W. Lokey

President

Chief Executive Officer

Date: August 13, 2003	/s/ James G. Stathos

James G. Stathos

Executive Vice President,
Chief Financial Officer